VANGUARD
PREFERRED STOCK
FUND

Annual Report - October 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

         We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it.
That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

         But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

         They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                   [PHOTO]
JOHN C. BOGLE                             JOHN J. BRENNAN
Chairman                                  President






CONTENTS
A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . .  1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . . . . . . . . . . . . .  3
REPORT FROM THE ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . .  5
PERFORMANCE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
PORTFOLIO PROFILE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
REPORT OF INDEPENDENT ACCOUNTANTS   . . . . . . . . . . . . . . . . . . . . 16

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

        The U.S. economy achieved a rare combination of strong growth and quiescent inflation during the twelve months ended October 31, 1997, the fiscal year for Vanguard Preferred Stock Fund. In this ideal environment for financial assets, long-term interest rates declined and your Fund provided an excellent return of +12.4%.

         Our performance sharply exceeded the returns of both of our primary comparative standards, as the adjacent table shows. It compares the Fund's total return (capital change plus reinvested dividends) for the fiscal year with returns of the average fixed- income mutual fund and the Merrill Lynch Perpetual Preferred Index, a broad measure of the preferred-stock market.

----------------------------------------------------------
                                          TOTAL RETURNS
                                        FISCAL YEAR ENDED
                                        OCTOBER 31, 1997
----------------------------------------------------------
Vanguard Preferred Stock Fund               +12.4%
----------------------------------------------------------
Average Fixed-Income Fund                   + 8.4%
----------------------------------------------------------
Merrill Lynch Perpetual
  Preferred Index                           + 9.4%
----------------------------------------------------------

         The Fund's return is based on an increase in net asset value from $9.67 per share on October 31, 1996, to $10.17 per share on October 31, 1997, with the latter figure adjusted for the reinvestment of dividends totaling $0.66 per share from net investment income. As expected, 100% of our income dividends qualified for the 70% intercorporate dividends-received deduction (DRD). The Fund's yield at the fiscal year-end was 6.0%.

FISCAL 1997 PERFORMANCE OVERVIEW

Economic conditions during the twelve months ended October 31, 1997, were almost picture-perfect for investors in U.S. financial assets. Business activity and corporate profits increased, yet inflation decelerated and long-term interest rates declined. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond fell by 0.49% to 6.15%; short-term interest rates edged up a bit. This interest-rate environment, along with the splendid economic fundamentals, elevated the already-high spirits of investors. The stock market, after reaching record territory in early October, retreated late in the month, most notably with a -7% plunge on Monday, October 27. Even so, the Standard & Poor's 500 Composite Stock Price Index returned +32.1% for the year.

         The decline in long-term interest rates was a tonic for preferred stocks, whose prices are extremely sensitive to fluctuations in interest rates. Your Fund's return of +12.4% nicely surpassed the +8.4% return on the average fixed-income fund and the +9.4% return on the unmanaged Index. Preferred stocks performed well despite powerful crosscurrents. On the negative side was anxiety about whether Congress would agree to a Treasury Department recommendation to trim the DRD to 50% from 70%, a change that would have reduced the prices of DRD-eligible preferred stocks. Ultimately, the proposal was not adopted, and preferred stocks were carried higher by two positive forces. First was the aforementioned decline in long-term interest rates, which boosted the prices of fixed-income investments. Second was a shrinkage in the supply of DRD-eligible preferred stocks.

LONG-TERM PERFORMANCE OVERVIEW

Your Fund's strong results in fiscal 1997 widened its long-term performance edge over both the average fixed-income mutual fund and the index benchmark. Hypothetical investments of $10,000 each made ten years ago in your Fund, the average fixed-income fund, and the Merrill Lynch Perpetual Preferred Index would have grown, with all dividends and capital gains reinvested, to $29,045, $22,256, and $25,111, respectively.

         Our advantage of $6,789 over other fixed-income funds is gratifying. However, we note that the comparison is flawed to some extent. The scarcity of "pure" preferred-stock mutual funds forces us to use the broader fixed-income fund category as a performance benchmark, but it is not an ideal one for two principal reasons. First, preferred stocks tend to have higher yields and lower credit quality than most bonds. Second, preferred stocks have longer effective maturities than most bonds. When interest rates decline, as they have on balance during the past decade, prices of fixed-income securities rise in proportion to the length of time until maturity.

---------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                          10 YEARS ENDED OCTOBER 31, 1997
                                       ------------------------------------
                                           AVERAGE        FINAL VALUE OF
                                           ANNUAL            A $10,000
                                            RATE         INITIAL INVESTMENT
---------------------------------------------------------------------------
Vanguard Preferred Stock Fund               +11.3%              $29,045
---------------------------------------------------------------------------
Average Fixed-Income Fund                   + 8.3%              $22,256
---------------------------------------------------------------------------
Merrill Lynch Perpetual
  Preferred Index*                          + 9.6%              $25,111
---------------------------------------------------------------------------

*S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index thereafter.

         On the other hand, for corporate investors our true margin of superiority over the average fixed-income fund is understated, because 100% of the interest income on bonds is taxable at the regular corporate rate, while the dividends on qualifying preferreds are eligible for the 70% DRD. For a corporate investor, our +11.3% return over the past decade would have been reduced to +10.4% after taxes, while the +8.3% return on the average fixed-income fund would have been reduced by taxes to +5.6%. The substantial after-tax advantage of 4.8% annually for corporations--nearly a doubling of the rate of return for individuals--was the "reward" that an investing corporation would have reaped for accepting the incremental risks associated with preferred stocks.

         We emphasize that the generous returns of the past decade are not a reliable indicator of future returns. Interest rates have receded from levels much higher than those prevailing today, so it is very unlikely that absolute returns from fixed-income securities will be as high in the next decade as they were in the past one.

IN SUMMARY

The bounteous returns provided by U.S. financial markets in fiscal 1997 were considerably better than we--and, it's safe to say, most market participants--expected. Surprises--on the downside as well as the upside--are part and parcel of investing. However, we believe that investors who "stay the course" toward their long-term investment objectives with balanced portfolios of stock funds, bond funds, and money market funds are well situated to cope with the risks and to reap the rewards of financial markets.

/s/ JOHN C. BOGLE                       /s/ JOHN J. BRENNAN

JOHN C. BOGLE                           JOHN J. BRENNAN
Chairman of the Board                   President

November 17, 1997

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1997

U.S. EQUITY MARKETS

The 12-month period ended October 31, 1997, was exceptionally strong for stock investors, although it wound up on a rather unpleasant note. Over the period, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 32.1% gain. Small-cap stocks also fared well, as illustrated by the 29.3% increase of the Russell 2000 Index. These gains stood despite October's volatile final week, when sharp declines in Asian stock markets led many investors to question their expectations regarding the U.S. market. While the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days. This quick recovery probably can be attributed to investors' recognition that three major factors underlying the bull market of recent years were unaffected by the turmoil in Asia. These factors are solid economic growth; restrained inflation, at levels not experienced since the 1960s; and impressive growth in corporate profits.

         Among large-cap stocks, the best-performing sectors in fiscal 1997 were technology and financial services, with increases of 51.1% and 41.4%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Consumer discretionary and cyclical stocks could be considered laggards by contrast, despite their respective gains of 20.4% and 14.5%. (Clearly the market has shown amazing growth when a 15%-20% advance over a one-year period can be viewed as inadequate.)

---------------------------------------------------------------------------------
                                                     AVERAGE ANNUALIZED RETURNS
                                                  PERIODS ENDED OCTOBER 31, 1997
                                                ---------------------------------
                                                  1 YEAR      3 YEARS     5 YEARS
---------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                   32.1%       27.5%       19.9%
  Russell 2000 Index                              29.3        21.3        18.7
  MSCI EAFE Index                                  4.9         5.1        12.1
---------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                      8.9%       10.1%        7.5%
  Lehman 10-Year Municipal Bond Index              8.7         9.4         7.8
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index                       5.2         5.4         4.6
---------------------------------------------------------------------------------
OTHER
  Consumer Price Index                             2.1%        2.6%        2.6%
---------------------------------------------------------------------------------

         While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. This was evident in both absolute and relative terms: During the past six months, the Russell 2000 Index rose 27.3%, compared to 15.2% for the S&P 500. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Interest rates fell across the yield curve, rewarding fixed-income investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year Treasury issues decreased 0.06%, 0.35%, 0.51%, and 0.49%, respectively, during the fiscal year. These declines reflected the continuing good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit to investors was illustrated by the 8.9% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 13.7% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

The last quarter of the fiscal year proved to be horrible for investments in Pacific markets, with declines both widespread and pronounced. The Morgan Stanley Capital International (MSCI) Pacific Index declined by 21.4% in U.S. dollar terms during the three months and was down 19.7% for the full fiscal year. Among individual markets (also in U.S. dollar terms), Japan fell 18.4% for the quarter and 18.1% for the 12 months, while the declines over the same periods reached 34.3% and 17.5% in Hong Kong and 49.0% and 57.2% in Malaysia. These markets suffered for a variety of reasons, but concern about future economic growth was particularly significant.

         By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October. The MSCI Europe Index posted a gain of 26.0% for the 12 months despite a 4.9% decline in October. The robust character of the European markets reflects strong earnings and optimism that the growth will remain solid.

REPORT FROM THE ADVISER

         For the six- and twelve-month periods ended October 31, 1997, Vanguard Preferred Stock Fund posted total returns of 7.8% and 12.4%, respectively. For more details about Fund performance, please see the Message To Shareholders beginning on page 1.

AN OVERVIEW OF THE YEAR

When the fiscal year began in November 1996, yields on long-term U.S. Treasury bonds stood at 6.64% and rates on short-term Treasury bills at 5.15%. Twelve months later, the long-term interest rate is lower by 0.49 percentage point while short rates are basically unchanged. Thus, the spread between short- and long-term rates narrowed. The fiscal year also began with uncertainty concerning a Treasury Department proposal to lower the corporate dividends-received deduction (DRD) from 70% to 50%. This would have lowered preferred-stock prices by approximately 8%, the amount necessary to keep the stocks' after-tax yield at the same level as under the 70% DRD. Although this cloud hung over the market until July (when President Clinton's budget message omitted any mention of the DRD), preferred prices rose fairly consistently over the last twelve months. The rally in preferred prices occurred even though the Federal Reserve Board raised short-term interest rates by 25 basis points (0.25 percentage point) last March, a preemptive tightening that did not alarm investors in long-term fixed-income securities. A lack of new issues of preferred stocks and a continuing strong demand for the securities overshadowed the various negative factors that occurred during the year.

MARKET UPDATE

The major recent event affecting DRD-eligible preferred stocks has been the issuance and acceptance of "trust preferreds." These securities, which are ineligible for the DRD and thus are not appropriate for your Fund, are viewed by banking regulators as core capital for banks and by credit-rating agencies as something akin to equity for nonfinancial issuers. The dividends are tax-deductible for the issuer of the trust preferred, whereas dividends for DRD-eligible preferreds are not. Thus, there exists a strong economic incentive for issuers to "call" or tender for outstanding DRD preferreds and to replace the capital with a new issue of trust preferred. In an attempt to curb these "equity-flavored" debt instruments, the Clinton administration originally proposed to limit the deduction of a trust preferred's dividend. However, this proposal was shelved last summer. For the moment, the DRD is still at 70%, and companies can still issue less-expensive trust preferreds. Thus, the preferred market has strong underlying demand both from buyers of DRD-eligible preferreds and from companies wanting to retire the relatively more expensive preferred stock.

         Although the federal deficit is disappearing and, therefore, new sources of revenue are less urgently needed, the potential lowering of the DRD is a constant threat. Investors therefore are demanding that new DRD-eligible preferred issues carry protection against a lowering of the DRD. The prospectus of a "DRD-protected issue" states that the dividend will increase if the DRD is lowered so that the investor's income will remain the same on an after-tax basis. We view this protection as necessary insurance against a potential for a change in the tax laws that could severely hurt prices for preferred stocks.

INVESTMENT GOALS AND STRATEGY

The investment goals and strategy of the Fund are consistent with those put in place at its inception in 1975. Namely, the Fund aims to provide sustainable, tax-advantaged income through investment in investment-grade preferreds. Relatively high-quality preferred stocks are purchased with the goal of qualifying all of the Fund's dividends for the 70% corporate DRD. We achieved total qualification in fiscal 1997, as we have in all previous years, and we expect to qualify again in fiscal 1998. The risk to the Fund's net asset value from the lowering of the DRD can be mitigated marginally through investment in DRD-protected securities. The risk posed by rising long-term interest rates is a constant. However, we can attempt to control income risk and variability by investing in the securities of high-quality companies with call protection. Income stability should also be strengthened by broad diversification. As of October 31, 1997, the Fund held preferred stocks from 51 issuers.

         The Fund's credit-quality breakdown is as follows: cash and Treasuries, 3%; Aa- rated securities, 24%; A, 51%; Baa, 22%. Forty-three percent of Vanguard Preferred Stock Fund is concentrated in the electric utility industry, with 28 issuers. We continue to believe that the risks and rewards from investing approximately half of the Fund's assets in the utility industry are favorably balanced. To provide industry diversification, we also seek to own securities issued by high-quality financial service companies.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, LLP

November 7, 1997


INVESTMENT PHILOSOPHY

This Fund is managed in the interest of corporations able to use the 70% "intercorporate dividends-received" deduction under federal tax law. The adviser believes that the Fund can provide a relatively high and sustainable level of income that qualifies for the deduction by investing primarily in dividend-paying, high-quality, preferred stocks. (Note: Individual investors are unable to use this tax deduction and are, therefore, not compensated for the interest-rate and credit risks inherent in the Fund.)

PERFORMANCE SUMMARY

Preferred Stock Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977-OCTOBER 31, 1997
--------------------------------------------------------------------------------

-------------------------------------------------------------------
                      PREFERRED STOCK FUND          MERRILL LYNCH
FISCAL            CAPITAL      INCOME      TOTAL      INDEX*
YEAR              RETURN       RETURN     RETURN    TOTAL RETURN
-------------------------------------------------------------------
1978               -6.7%        8.3%        1.6%       -2.2%
1979              -12.2         8.1        -4.1        -4.9
1980               -9.1        10.3         1.2        -3.4
1981              -10.9        11.4         0.5        -3.7
1982               17.5        18.6        36.1        27.0
1983                1.5        11.9        13.4        16.6
1984               -6.9        12.5         5.6         5.3
1985                9.7        14.2        23.9        23.4
1986               20.7        11.9        32.6        37.9
1987              -17.8         7.2       -10.6        -3.8
1988                0.5        11.9        12.4         8.7
1989                8.6         7.2        15.8        14.5
1990               -4.6         8.9         4.3        -3.1
1991               10.2        10.6        20.8        28.8
1992                2.9         8.4        11.3        13.5
1993                7.2         8.4        15.6        10.4
1994              -15.2         6.7        -8.5        -5.0
1995               15.1         8.7        23.8        18.0
1996                0.6         7.4         8.0         7.4
1997                5.2         7.2        12.4         9.4
-------------------------------------------------------------------

*S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index thereafter.
See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.



CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
--------------------------------------------------------------------------------

            PREFERRED           AVERAGE               MERRILL LYNCH
             STOCK            FIXED-INCOME         PERPETUAL PREFERRED
             FUND                 FUND                   INDEX
             ----                ----                    -----
1987 10       10000              10000                 10000
1988 01       10800              10555                 10513
1988 04       10709              10607                 10422
1988 07       10755              10768                 10502
1988 10       11237              11145                 10867
1989 01       11485              11244                 11092
1989 04       11564              11380                 11119
1989 07       12652              12069                 11726
1989 10       13014              12106                 12208
1990 01       12859              12022                 11463
1990 04       12867              11950                 11266
1990 07       13703              12612                 12094
1990 10       13571              12366                 11820
1991 01       14351              12881                 12809
1991 04       15108              13504                 13894
1991 07       15330              13815                 14150
1991 10       16398              14533                 15230
1992 01       17198              14949                 15964
1992 04       17227              15130                 16213
1992 07       18160              15859                 16930
1992 10       18258              15957                 17280
1993 01       18868              16489                 17588
1993 04       19667              16957                 18271
1993 07       20275              17395                 18688
1993 10       21099              17795                 19092
1994 01       21194              18012                 19487
1994 04       19732              17230                 18217
1994 07       19888              17375                 18479
1994 10       19315              17217                 18139
1995 01       19908              17439                 18786
1995 04       21478              18128                 19918
1995 07       22704              18787                 20725
1995 10       23911              19325                 21395
1996 01       24518              19982                 22068
1996 04       24061              19578                 21961
1996 07       24715              19811                 22289
1996 10       25833              20495                 22978
1997 01       26368              20792                 23474
1997 04       26943              20902                 23872
1997 07       28478              21849                 24769
*1997 10      29045              22256                 25172


-----------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED OCTOBER 31, 1997        FINAL VALUE OF A
                             1 YEAR        5 YEARS        10 YEARS   $10,000 INVESTMENT
-----------------------------------------------------------------------------------------

Preferred Stock Fund         12.44%         9.73%         11.25%        $29,045
Average Fixed-Income Fund     8.41          6.84           8.33          22,256
Merrill Lynch Perpetual
  Preferred Index*            9.36          7.76           9.64          25,111
-----------------------------------------------------------------------------------------

*S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index thereafter.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
------------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                            INCEPTION                                  -------------------------------------
                              DATE          1 YEAR         5 YEARS       CAPITAL       INCOME         TOTAL
Preferred Stock Fund         12/3/1975      14.91%        9.21%         2.23%          8.51%         10.74%
------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
PREFERRED STOCK FUND

This Profile provides a snapshot of the Fund's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
                            PREFERRED      MERRILL LYNCH
                              STOCK           INDEX*
--------------------------------------------------------
Number of Stocks                67              248
Yield                          6.0%             6.9%
Average Coupon                 6.8%             8.3%
Average Quality                 A2               A3
Turnover Rate                   34%              --
Expense Ratio                 0.37%              --
Cash Reserves                  1.2%              --

*Merrill Lynch Perpetual Preferred Index.


DISTRIBUTION BY COUPON (% OF PORTFOLIO)
----------------------------------------
Less than 4.0%                 0.2%
4.0 to 5.0                     2.7
5.0 to 6.0                     4.2
6.0 to 7.0                    55.1
7.0 to 8.0                    34.0
8.0 to 9.0                     3.8
9.0 to 10.0                    0.0
Greater than 10.0              0.0
----------------------------------------
TOTAL                        100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                            3.4%
Aa                            23.4
A                             48.4
Baa                           22.2
Ba                              --
B                               --
Not Rated                      2.6
TOTAL                        100.0%
-----------------------------------------------


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------
Travelers Group Inc.                 4.4%
Duke Energy Corp.                    4.4
Heller Financial, Inc.               4.4
J. P. Morgan & Co., Inc.             4.3
Morgan Stanley Group, Inc.           4.0
Baltimore Gas & Electric Co.         4.0
Ford Motor Co.                       3.8
Federal Home Loan Mortgage Corp.     3.7
South Carolina Electric & Gas Co.    3.4
Florida Power & Light Co.            3.0
------------------------------------------
TOP TEN TOTAL                       39.4%

SECTOR DIVERSIFICATION (% OF PREFERRED STOCK)
----------------------------------------------------------------------------------------------
                                                    OCTOBER 31, 1996        OCTOBER 31, 1997
                                               -----------------------------------------------
                                                    PREFERRED STOCK         PREFERRED STOCK
                                               -----------------------------------------------
Auto & Transportation . . . . . . . . .                   3.9%                    4.5%
Consumer Discretionary  . . . . . . . .                   0.0                     0.0
Consumer Staples  . . . . . . . . . . .                   2.5                     0.0
Financial Services  . . . . . . . . . .                  41.1                    50.7
Health Care . . . . . . . . . . . . . .                   0.0                     0.0
Integrated Oils . . . . . . . . . . . .                   0.0                     0.0
Other Energy  . . . . . . . . . . . . .                   0.5                     0.0
Materials & Processing  . . . . . . . .                   0.0                     0.2
Producer Durables . . . . . . . . . . .                   0.0                     0.0
Technology  . . . . . . . . . . . . . .                   0.0                     0.1
Utilities . . . . . . . . . . . . . . .                  43.2                    44.5
Other . . . . . . . . . . . . . . . . .                   8.8                     0.0
--------------------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments--after adjusting for cash held as collateral for futures contracts.

DISTRIBUTION BY COUPON. A breakdown of the securities in a portfolio according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular company.

SECTOR DIVERSIFICATION. The percentage of preferred stocks from issuers in each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS
October 31, 1997


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
PREFERRED STOCK FUND                         SHARES           (000)
--------------------------------------------------------------------
PREFERRED STOCKS (96.2%)
AUTO & TRANSPORTATION (4.3%)
  Ford Motor Co. 8.25%                      425,000        $ 12,086
  General Motors Corp. 7.92%                 66,300           1,749
                                                         -----------
                                                             13,835
                                                         -----------
FINANCIAL SERVICES (48.7%)
  Banks-New York City (7.8%)
  Bankers Trust New York Corp.
    7.50%                                   150,000           3,825
  J. P. Morgan & Co., Inc. 6.625%           250,000          13,625
- Republic New York Corp. 5.715%            150,000           7,549

  BANKS-OUTSIDE NEW YORK CITY (14.0%)
  ABN-AMRO North America
    6.59%                                     8,000           8,720
  BankBoston Corp. 7.875%                   180,000           4,669
  Comerica, Inc. 6.84%                      150,000           7,988
  Fleet Financial Group, Inc. 6.75%         145,000           7,540
  Fleet Financial Group, Inc. 7.25%          50,000           1,331
  LaSalle National Bank 6.46%                 2,000           2,168
  PNC Bank Corp. 6.05%                      125,000           6,665
  Wells Fargo & Co. 6.59%                   100,000           5,551

  FINANCE COMPANIES (9.1%)
  Beneficial Corp. $4.30                     82,950           5,910
  Beneficial Corp. 5.00%                     40,000           1,600
  Heller Financial, Inc. 6.687%             125,000          13,938
  Household International, Inc.
    7.35%                                   300,000           7,725

  FINANCIAL-MISCELLANEOUS (8.4%)
  Federal Home Loan Mortgage
    Corp. 6.125%                            150,000           7,650
  Federal Home Loan Mortgage
    Corp. 6.14%                              80,000           4,080
  Federal National Mortgage Assn.
    6.45%                                   165,800           8,663
  MBNA Corp. 7.50%                          250,000           6,563

  INSURANCE-LIFE (1.0%)
  W.R. Berkley Corp. 7.375%                 117,725           3,039

  INSURANCE-PROPERTY-CASUALTY (4.4%)
  Travelers Group Inc. 6.365%               275,000          14,231

  SECURITIES BROKERS & SERVICES (4.0%)
  Morgan Stanley Group, Inc.
    5.91%                                    40,000           1,990
  Morgan Stanley Group, Inc.
    7.75%                                   200,000          10,800
                                                         -----------
                                                            155,820
                                                         -----------
MATERIALS & PROCESSING (0.2%)
  E.I. du Pont de Nemours & Co.
    3.50%                                    12,300             756
                                                         -----------
TECHNOLOGY (0.1%)
  International Business Machines
    Corp. 7.50%                              16,000             439
                                                         -----------
UTILITIES-ELECTRIC (42.9%)
  Alabama Power Co. 6.40%                   200,000           5,050
  Arizona Public Service Co. 7.25%          150,000           3,806
  Baltimore Gas & Electric Co.
    6.70%                                    39,700           4,337
  Baltimore Gas & Electric Co.
    6.99%                                    35,000           3,909

--------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
                                             SHARES           (000)
--------------------------------------------------------------------
  Baltimore Gas & Electric Co. 7.125%        40,000      $    4,521
  Commonwealth Edison Co. $7.24              50,000           4,900
  Duke Energy Corp. 6.375%                   97,900           2,515
  Duke Energy Corp. 7.00%                    50,000           5,409
  Duke Energy Corp. 7.04%                    30,000           3,367
  Duke Energy Corp. 7.85%                    25,000           2,902
  Entergy Louisiana Inc. 4.16%                7,000             436
  Entergy Louisiana Inc. 4.44%                6,000             399
  Entergy Mississippi Inc. 4.92%             10,000             797
  Florida Power & Light Co. 6.75%            10,000           1,094
  Florida Power & Light Co. 6.98%            75,000           8,618
  Gulf Power Co. 5.44%                        5,500             489
  Idaho Power Co. 7.07%                      25,000           2,874
  Illinois Power Co. 7.75%                   25,000           1,388
  Monongahela Power Co. 7.73%                50,000           5,681
  Oklahoma Gas & Electric Co.
    5.34%                                     5,950             527
  PECO Energy Co. $7.48                      50,000           5,677
  PSI Energy Inc. 6.875%                     40,000           4,360
  Pacific Gas & Electric Co. 4.36%           11,800             209
  Pacific Gas & Electric Co. 5.00%           39,800             851
  Pacific Gas & Electric Co. 7.04%          150,000           4,069
  Pennsylvania Power & Light Co.
    6.75%                                    85,000           9,159
  Puget Sound Energy, Inc. 7.45%            240,000           6,480
  San Diego Gas & Electric Co.
    6.80%                                   140,000           3,815
  Savannah Electric & Power Co.
    6.64%                                   140,000           3,561
  Sierra Pacific Power Co. 7.80%            200,000           5,854
  South Carolina Electric & Gas Co.
    6.52%                                   100,000          10,775
  Southern California Edison Co.
    4.24%                                    14,200             261
  Southern California Edison Co.
    5.80%                                    10,800             262
  Texas Utilities Electric Co. $4.76          3,786             284
  Texas Utilities Electric Co. 7.50%         52,000           1,410
  Texas Utilities Electric Co. $7.98         45,000           5,091
  Union Electric Co. $7.64                   33,000           3,822
  Virginia Electric & Power Co. $6.98        60,000           6,762
  West Penn Power Co. 4.20%                   5,000             333
  Wisconsin Public Service Corp.
    6.88%                                    10,000           1,102
                                                         -----------
                                                            137,156
                                                         -----------
--------------------------------------------------------------------
TOTAL PREFERRED STOCKS
 (COST $288,842)                                            308,006
--------------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (2.6%)
--------------------------------------------------------------------
U.S. TREASURY BOND
  6.50%, 11/15/26
  (COST $7,637)                              $8,000      $    8,338
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
--------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.66%, 11/3/97
  (COST $2,684)                               2,684           2,684
--------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $299,163)                                           319,028
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
Other Assets--Note C                                          1,855
Liabilities                                                    (764)
                                                         -----------
                                                              1,091
--------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------
Applicable to 31,473,167 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                  $320,119
====================================================================

NET ASSET VALUE PER SHARE                                    $10.17
====================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security. New issue that has not paid a dividend as of October 31, 1997.


--------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
                                              AMOUNT            PER
                                               (000)          SHARE
--------------------------------------------------------------------
Paid in Capital--Note A                     $300,691          $9.55
Undistributed Net Investment
  Income--Note A                               1,393            .04
Accumulated Net Realized Losses               (1,830)          (.05)
Unrealized Appreciation--Note E               19,865            .63
--------------------------------------------------------------------
NET ASSETS                                  $320,119         $10.17
====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------
                                                                     PREFERRED STOCK FUND
                                                              YEAR ENDED OCTOBER 31, 1997
                                                                                    (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                     $19,980
    Interest                                                                          604
                                                                               -----------
        Total Income                                                               20,584
                                                                               -----------
EXPENSES
    Investment Advisory Fee--Note B                                                   406
    The Vanguard Group--Note C
        Management and Administrative                                                 591
        Marketing and Distribution                                                     67
    Custodian Fees                                                                      5
    Auditing Fees                                                                       9
    Shareholders' Reports                                                              20
    Annual Meeting and Proxy Costs                                                      1
                                                                               -----------
        Total Expenses                                                              1,099
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              19,485
------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                     2,495
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES          13,731
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $35,711
==========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------
                                                                                      PREFERRED STOCK FUND
                                                                                      YEAR ENDED OCTOBER 31,
                                                                                --------------------------------
                                                                                         1997             1996
                                                                                        (000)            (000)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                        $    19,485        $   21,355
    Realized Net Gain                                                                  2,495             1,305
    Change in Unrealized Appreciation (Depreciation)                                  13,731              (552)
                                                                                -------------------------------
        Net Increase in Net Assets Resulting from Operations                          35,711            22,108
                                                                                -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                            (20,291)          (20,847)
    Realized Capital Gain                                                                 --                --
                                                                                -------------------------------
        Total Distributions                                                          (20,291)          (20,847)
                                                                                -------------------------------
NET EQUALIZATION CHARGES--NOTE A                                                          --              (370)
                                                                                -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                            86,381            56,872
    Issued in Lieu of Cash Distributions                                              14,827            15,200
    Redeemed                                                                         (82,208)          (95,268)
                                                                                -------------------------------
        Net Increase (Decrease) from Capital Share Transactions                       19,000           (23,196)
---------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                         34,420           (22,305)
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                285,699           308,004
                                                                                -------------------------------
    End of Year                                                                     $320,119          $285,699
===============================================================================================================
(1) Shares Issued (Redeemed)
    Issued                                                                             8,822             6,073
    Issued in Lieu of Cash Distributions                                               1,514             1,634
    Redeemed                                                                          (8,395)          (10,239)
                                                                                -------------------------------
        Net Increase (Decrease) in Shares Outstanding                                  1,941            (2,532)
===============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    PREFERRED STOCK FUND
                                                                                   YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1997         1996          1995          1994           1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $ 9.67        $9.61         $8.35         $9.99          $9.32
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .63          .69           .66           .66           .690
    Net Realized and Unrealized Gain (Loss) on Investments         .53          .04          1.25         (1.46)          .685
                                                                ---------------------------------------------------------------
        Total from Investment Operations                          1.16          .73          1.91          (.80)         1.375
                                                                ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.66)        (.67)         (.65)         (.70)         (.705)
    Distributions from Realized Capital Gains                       --           --            --          (.14)            --
                                                                ---------------------------------------------------------------
        Total Distributions                                       (.66)        (.67)         (.65)         (.84)         (.705)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $10.17        $9.67         $9.61         $8.35          $9.99
===============================================================================================================================

TOTAL RETURN                                                    12.44%        8.04%        23.79%        -8.45%         15.56%
===============================================================================================================================

Ratios/Supplemental Data
    Net Assets, End of Year (Millions)                            $320         $286          $308          $305           $392
    Ratio of Total Expenses to Average Net Assets                0.37%        0.39%         0.52%         0.51%          0.53%
    Ratio of Net Investment Income to Average Net Assets         6.41%        7.23%         7.43%         7.27%          6.77%
    Portfolio Turnover Rate                                        34%          31%           20%           27%            45%
    Average Commission Rate Paid                                $.0600       $.0600           N/A           N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Securities are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

         2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. EQUALIZATION: Prior to November 1996, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed income per share was unaffected by capital share transactions. As of November 1, 1996, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $1,837,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

         4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

         6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 1997, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At October 31, 1997, the Fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended October 31, 1997, the Fund purchased $109,118,000 of investment securities and sold $94,997,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,816,000 and $5,333,000, respectively.

         At October 31, 1997, the Fund had available a capital loss carryforward of $1,778,000 to offset future net capital gains through October 31, 2003.

E. At October 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $19,865,000, consisting of unrealized gains of $19,875,000 on securities that had risen in value since their purchase and $10,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Preferred Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Preferred Stock Fund (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 3, 1997



SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD PREFERRED STOCK FUND

This information for the fiscal year ended October 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

         For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
MANAGING DIRECTOR AND CHIEF FINANCIAL OFFICER.

GEORGE U. SAUTER
Managing Director, Core Management Group.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

THE VANGUARD
FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Growth and Income Portfolio
Vanguard Selected Value Portfolio
Vanguard/Trustees' Equity-U.S. Portfolio
Vanguard Convertible Securities Fund

BALANCED FUNDS

Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Portfolios

GROWTH FUNDS

Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund

INTERNATIONAL FUNDS

Vanguard International Growth Portfolio
Vanguard International Value Portfolio

INDEX FUNDS

Vanguard Index Trust
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
Vanguard International Equity Index Fund
Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

Vanguard Money Market Reserves
Vanguard Treasury Money Market Portfolio
Vanguard Admiral Funds

INCOME FUNDS

Vanguard Fixed Income Securities Fund
Vanguard Admiral Funds
Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS

Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

Q380-10/97 - (C) 1997 Vanguard Marketing Corporation, Distributor


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.


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Post Office Box 2600
Valley Forge, Pennsylvania 19482